VIRTUS Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2024
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—3.5%
U.S. Treasury Bonds 4.625%, 5/15/54	$419	$ 455
U.S. Treasury Notes 3.750%, 12/31/28	206	207
Total U.S. Government Securities (Identified Cost $643)		662

Corporate Bonds and Notes—91.6%
Communication Services—1.9%
AT&T, Inc. 3.550%, 9/15/55	479	350
Consumer Discretionary—7.8%
BMW U.S. Capital LLC 144A 1.950%, 8/12/31(1)	493	416
BorgWarner, Inc. 5.400%, 8/15/34	168	172
Daimler Truck Finance North America LLC 144A 2.500%, 12/14/31(1)	165	143
General Motors Financial Co., Inc. 5.750%, 2/8/31	266	275
Hyundai Capital America 144A 2.000%, 6/15/28(1)	474	434
		1,440

Consumer Staples—9.3%
Hershey Co. (The) 2.650%, 6/1/50	157	104
Kimberly-Clark Corp. 4.500%, 2/16/33	461	469
Mars, Inc. 144A 2.450%, 7/16/50(1)	370	228
PepsiCo, Inc. 4.650%, 2/15/53	461	446
Philip Morris International, Inc. 5.375%, 2/15/33	462	483
		1,730

Energy—14.1%
Boardwalk Pipelines LP
4.450%, 7/15/27	333	334
3.400%, 2/15/31	176	162
BP Capital Markets America, Inc. 4.812%, 2/13/33	449	455
Enterprise Products Operating LLC 4.200%, 1/31/50	517	441
Pioneer Natural Resources Co. 1.900%, 8/15/30	510	447
Targa Resources Corp. 4.200%, 2/1/33	408	386
	Par Value	Value

Energy—continued
Williams Cos., Inc. (The) 3.500%, 10/15/51	$550	$ 399
		2,624

Financials—28.0%
AerCap Ireland Capital DAC 3.000%, 10/29/28	303	286
American Express Co. 6.338%, 10/30/26	253	258
Bank of America Corp. 2.572%, 10/20/32	493	432
BPCE S.A. 144A 5.748%, 7/19/33(1)	453	468
Enact Holdings, Inc. 6.250%, 5/28/29	139	144
Essent Group Ltd. 6.250%, 7/1/29	165	172
Goldman Sachs Group, Inc. (The) 1.542%, 9/10/27	480	455
JPMorgan Chase & Co.
1.578%, 4/22/27	342	328
5.350%, 6/1/34	157	164
Macquarie Airfinance Holdings Ltd. 144A 6.400%, 3/26/29(1)	249	259
Morgan Stanley
1.593%, 5/4/27	198	189
3.591%, 7/22/28(2)	222	218
NatWest Group plc 1.642%, 6/14/27	200	191
PNC Financial Services Group, Inc. (The) 5.492%, 5/14/30	183	191
Radian Group, Inc. 6.200%, 5/15/29	195	204
U.S. Bancorp
5.384%, 1/23/30	234	243
5.678%, 1/23/35	199	211
UBS Group AG 144A 6.850% (1)(3)	296	300
Wells Fargo & Co.
3.526%, 3/24/28	440	432
3.350%, 3/2/33	64	58
		5,203

Health Care—7.4%
AbbVie, Inc. 4.250%, 11/21/49	489	438
Amgen, Inc.
5.250%, 3/2/33	292	304
5.650%, 3/2/53	182	191
Pfizer Investment Enterprises Pte Ltd. 5.300%, 5/19/53	422	437
		1,370

Industrials—11.2%
Aircastle Ltd. 144A 5.950%, 2/15/29(1)	364	377
	Par Value	Value

Industrials—continued
BAE Systems plc 144A 5.300%, 3/26/34(1)	$282	$ 293
Owens Corning 5.950%, 6/15/54	210	223
United Airlines Pass-Through-Trust
2020-1, A 5.875%, 4/15/29	197	201
2020-1, B 4.875%, 7/15/27	279	276
United Parcel Service, Inc. 5.050%, 3/3/53	443	444
Veralto Corp. 5.450%, 9/18/33	258	271
		2,085

Materials—7.8%
Air Products & Chemicals, Inc. 4.800%, 3/3/33	415	429
Freeport-McMoRan, Inc. 4.550%, 11/14/24	543	542
Newmont Corp. 6.250%, 10/1/39	423	480
		1,451

Real Estate—1.7%
Tanger Properties LP 2.750%, 9/1/31	371	320
Utilities—2.4%
Consolidated Edison Co. of New York, Inc. 3.200%, 12/1/51	630	449
Total Corporate Bonds and Notes (Identified Cost $16,762)		17,022

Total Long-Term Investments—95.1% (Identified Cost $17,405)		17,684

Short-Term Investment—2.7%
Commercial Paper—2.7%
AutoZone, Inc. 4.830%, 10/1/24(4)	500	500
Total Short-Term Investment (Identified Cost $500)		500

TOTAL INVESTMENTS—97.8% (Identified Cost $17,905)		$18,184
Other assets and liabilities, net—2.2%		401
NET ASSETS—100.0%		$18,585

Abbreviations:
DAC	Designated Activity Company
LLC	Limited Liability Company
LP	Limited Partnership

See Notes to Schedule of Investments

VIRTUS Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2024
($ reported in thousands)
Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2024, these securities amounted to a value of $2,918 or 15.7% of net assets.
(2)	Variable rate security. Rate disclosed is as of September 30, 2024. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	No contractual maturity date.
(4)	Rate reflects yield at the time of purchase.
Country Weightings†
United States	85%
United Kingdom	4
Bermuda	3
France	3
Singapore	2
Switzerland	2
Ireland	1
Total	100%
† % of total investments as of September 30, 2024.
The following table summarizes the value of the Fund’s investments as of September 30, 2024, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2024	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$662	$662
Corporate Bonds and Notes	17,022	17,022
Commercial Paper	500	500
Total Investments	$18,184	$18,184
There were no securities valued using quoted prices (Level 1) or significant unobservable inputs (Level 3) at September 30, 2024.
There were no transfers into or out of Level 3 related to securities held at September 30, 2024.
See Notes to Schedule of Investments

VIRTUS Seix Corporate Bond Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2024
Note 1. Security Valuation
The Fund’s Board of Trustees (“Board”) has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity-linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Note 2. Subsequent Events
On November 19, 2024, the Board voted to approve a Plan of Liquidation for Virtus Seix Corporate Bond Fund, pursuant to which such Fund will be liquidated on or about December 20, 2024.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual Financials.
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